UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)          January 3, 2006
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                           ENZON PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                    0-12957                 22-2372868
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(State or other jurisdiction   (Commission File No.)    (IRS Identification No.)
      of incorporation)


            685 Route 202/206, Bridgewater, New Jersey         08807
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             (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code        (908) 541-8600
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.02    Termination of a Material Definitive Agreement

On January 3, 2006, we notified Fresenius Biotech GmbH, a subsidiary of the health care company Fresenius AG, that we are terminating our development and supply agreement and returning our rights to ATG-Fresenius S. ATG-Fresenius S is a polyclonal antibody preparation used for T-lymphocyte suppression in organ transplant patients to prevent organ graft rejection.

During a transition period, we will continue to fulfill our clinical and regulatory obligations related to the current ongoing clinical trial for ATG-Fresenius S and Fresenius Biotech will reimburse us for certain costs related to those obligations. Fresenius Biotech will be responsible for all further clinical development activities for ATG-Fresenius S beyond the transition period.

The development and supply agreement with Fresenius Biotech provided us with the exclusive development and distribution rights in North America for a U.S. formulation of ATG-Fresenius S. The material terms of the agreement were described in our Annual Report on Form 10-K for the period ended June 30, 2005, previously filed with the Securities and Exchange Commission on September 29, 2005, which description is incorporated herein by reference. On January 6, 2006, we issued a press release announcing our decision to terminate that agreement and return our rights to ATG-Fresenius S to Fresenius Biotech. The press release is attached to this current report as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.      Description
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99.1             Press Release of Enzon Pharmaceuticals, Inc. dated January 6,
                 2006.



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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2006


                                           By: /s/ Craig A. Tooman
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                                               Craig A. Tooman
                                               Executive Vice President, Finance
                                               and Chief Financial Officer